UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 14, 2015
___________
Commission File Number: 001-14236        (FelCor Lodging Trust Incorporated)
Commission File Number: 333-39595-01    (FelCor Lodging Limited Partnership)

FelCor Lodging Trust Incorporated
FelCor Lodging Limited Partnership
(Exact Name of Registrant as Specified in Charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)
545 E. John Carpenter Frwy. Suite 1300 Irving, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events
On May 14, 2015, FelCor Lodging Trust Incorporated ("FelCor") issued a press release that its operating partnership, FelCor Lodging Limited Partnership ("FelCor LP"), launched an offering of $475 million in aggregate principal amount of FelCor LP's senior unsecured notes (the "Notes"). A copy of that press release, which was issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on March 14, 2015, FelCor issued a press release announcing that FelCor LP had priced the Notes. A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit
99.1	Press release issued May 14, 2015 announcing proposed senior notes offering
99.2	Press release issued May 14, 2015 announcing pricing of senior unsecured notes offering

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 14, 2015                    FelCor Lodging Trust Incorporated

By: /s/Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President
General Counsel and Secretary

Dated: May 14, 2015                    FelCor Lodging Limited Partnership

By: FelCor Lodging Trust Incorporated, its general partner

By: /s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release issued May 14, 2015 announcing proposed senior notes offering
99.2	Press release issued May 14, 2015 announcing pricing of senior unsecured notes offering